Innealta Capital Tactical Fixed Income Fund

Class A Shares (Symbol: YLDAX)

Class I Shares (Symbol: YLDIX)

Class N Shares (Symbol: YLDNX)

a series of Northern Lights Fund Trust II

(the “Fund”)

Supplement dated July 24, 2015

to the Statement of Additional Information (“SAI”) dated May 1, 2015

The following supersedes any contrary information contained in the Fund’s current SAI.

Effective immediately, the following changes are made to the SAI of the Fund.

Under the Heading “Portfolio Holdings Information,” the third paragraph is deleted and replaced with the following:

The Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period. Further, each Fund may disclose its top ten holdings ten business days after each quarter end.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for Class A, Class I and Class N shares dated May 1, 2015, which provides information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-USE-ETFS.